Number Existing/New Category SEC rule number Public Dissemination Data Field Description Conditionality Data Type Precision Scale Format Valid Values Sample Validation Rules Narrative 1 Existing Primary 901.c.1 Y Product ID Prefix The prefix value for the type of Product ID provided. R Text 20 0 ISDA ISDA 2 Existing Primary 901.c.1 Y Product ID Value The ISDA Taxonomy representing the product structure. R Text 200 0 "InterestRate:Exotic, InterestRate:Option:DebtOption " 3 Existing Primary 901.c.1.i Y Exercise style "How and when the option can be exercised (European, Bermudan, American)" C Text 8 0 "americanExercise, bermudaExercise , europeanExercise " americanExercise "Conditional; Required for Debt Options, N/A for Bond Forward" 4 Existing Primary 901.c.1.i Y Exotic - Underlying asset "The underlying asset(s), e.g. floating rate indices, upon which the product is priced." O Text 50 0 FpML structure of the underlying asset floatingRateIndex (USD-Libor-Telerate) 5 Existing Primary 901.c.1.i Y Option type Whether the option is a put or call (actually a payer or receiver option) C Text 8 0 "Put, Call, Payer, Receiver, Straddle" Put "Conditional; Required for Debt Options, N/A for Bond Forward" 6 Existing Primary 901.c.1.i Y Primary Asset Class Indicates asset class associated to the message. R Text 20 0 InterestRate """InterestRate""" 7 Existing Primary 901.c.1.i Y Underlying bond coupon coupon rate of the bond C Numeric 18 10 0.055 "Conditional; Optional for Debt Options, N/A for Bond Forward" 8 Existing Primary 901.c.1.i Y Underlying bond currency currency of the bond C Text 3 0 3-digit ISO currency code (ISO 4217) USD "Conditional; Optional for Debt Options, N/A for Bond Forward" 9 Existing Primary 901.c.1.i Y Underlying bond ID ISIN or CUSIP of underlying bond C Text 50 0 BOND123 "Conditional; Required for Debt Options, Optional for Bond Forward" 10 Existing Primary 901.c.1.i Y Underlying bond issuer entity that issues the bond O Text 50 0 11 Existing primary 901.c.1.ii Y Effective Date - leg 1 "For Swaps, the effective date of the swap. For Forwards, Forward date. Effective Date of the Contract: The date that the reportable swap transaction becomes effective or starts. The effective date shall be displayed with two digits for day, month, and year. First date of the term of a swap (date of beginning of swap accruals), prior to any adjustment for business days" R Date 10 0 YYYY-MM-DD 2012-12-24 12 Existing primary 901.c.1.ii Y Trade Date The date on which the trade was executed. R Date 10 0 YYYY-MM-DD 2012-12-24 13 Existing Primary 901.c.1.iii Y Bermudan exercise dates Dates on which a Bermudan-style exercise swaption can be exercised (unadjusted) C Date 10 0 YYYY-MM-DD 2012-12-24 "Conditional; Optional for Debt Options, N/A for Bond Forward" 14 Existing Primary 901.c.1.iii Y Commencement date beginning of exercise period for american-style options C Date 10 0 YYYY-MM-DD 2012-12-24 "Conditional - Required if applicable for Debt Options, N/A for Bond Forward" 15 Existing Secondary 901.c.1.iii N Earliest exercise time Earliest time option can be exercised on a valid exercise date' C Time 20 0 HH:MM:SS 11:22:45 "Conditional; Optional for Debt Options, N/A for Bond Forward" 16 Existing Primary 901.c.1.iii Y Expiration Date Last date option can be exercised C Date 10 0 YYYY-MM-DD 2012-12-24 "Conditional; Required for Debt Options, N/A for Bond Forward" 17 Existing Secondary 901.c.1.iii N Expiration time Latest time option can be exercised on a valid exercise date' C Time 20 0 HH:MM:SS 11:22:45 "Conditional; Optional for Debt Options, N/A for Bond Forward" 18 Existing Secondary 901.c.1.iii N Latest exercise time Latest time option notice can be given for exercise C Time 20 0 HH:MM:SS 11:22:45 "Conditional; Optional for Debt Options, N/A for Bond Forward" 19 Existing Primary 901.c.1.iii Y Termination Date (unadjusted) - leg 1 "last date of the term of a swap (date of end of swap accruals), prior to any adjustment for business days" C Date 10 0 YYYY-MM-DD 2012-12-24 "Conditional; N/A for Debt Options, Required for Bond Forward" 20 Existing Primary 901.c.1.iii Y Underlying bond maturity maturity date of the bond O Date 10 0 YYYY-MM-DD 2012-12-24 21 Existing Secondary 901.c.1.iv N leg 1 payer Party that pays the settlement amounts of leg 1 (a.k.a stream1 or leg 1). C Text 40 0 B4TYDEB6GKMZO031MB27 "Conditional; N/A for DO. Optional for BF. Must be either ""party1"" or ""party2""" 22 Existing Secondary 901.c.1.iv N leg 2 payer Party that pays the settlement amounts of leg 2 (a.k.a stream2 or leg 2). C Text 40 0 B4TYDEB6GKMZO031MB27 "Conditional; N/A for DO. Optional for BF. Must be either ""party1"" or ""party2""" 23 Existing Primary 901.c.1.iv Y Payment Frequency period - leg 1 How often leg 1 settles - period C Text 1 0 "D, W, M, Y, T" "M, Y, T" Conditional; N/A for DO. Optional for BF. 24 Existing Primary 901.c.1.iv Y Payment Frequency period - leg 2 How often leg 2 settles - period C Text 1 0 "D, W, M, Y, T" "M, Y, T" Conditional; N/A for DO. Optional for BF. 25 Existing Primary 901.c.1.iv Y Payment Frequency period multiplier - leg 1 How often leg 1 settles - number of periods C Numeric 3 0 "3, 6" Conditional; N/A for DO. Optional for BF. 26 Existing Primary 901.c.1.iv Y Payment Frequency period multiplier- leg 2 How often leg 2 settles - number of periods C Numeric 3 0 "3, 6" Conditional; N/A for DO. Optional for BF. 27 Existing Secondary 901.c.1.iv N Premium Payer Party that pays the premium C Text 40 0 B4TYDEB6GKMZO031MB27 "Conditional, Debt Options: required when premium is non-zero; Must be either ""party1"" or ""party2"". NA for Bond Forwards" 28 Existing Secondary 901.c.1.iv N Premium Receiver Party that receives the premium C Text 40 0 B4TYDEB6GKMZO031MB27 "Conditional, Debt Options: required when premium is non-zero; Must be either ""party1"" or ""party2"". NA for Bond Forwards" 29 Existing Primary 901.c.1.iv Y Premium settlement date/Premium Payment Date Unadjusted date on which the premium is paid C Date 10 0 YYYY-MM-DD 2012-12-24 "Conditional, Debt Options: required when premium is non-zero. NA for Bond Forwards" 30 Existing Primary 901.c.1.iv Y Settlement Currency (stream 1) The currency the stream 1 settles in C Text 3 0 3-digit ISO currency code (ISO 4217) "?AFN?, ?EUR?, ?ALL?, ?DZD?, ?USD?, ?EUR?, ?AOA?, ?XCD?, ?XCD?, ?ARS?, ?AMD?, ?AWG?, ?AUD?, ?EUR?, ?AZN?, ?BSD?, ?BHD?, ?BDT?, ?BBD?, ?BYR?, ?EUR?, ?BZD?, ?XOF?, ?BMD?, ?BTN?, ?INR?, ?BOB?, ?BOV?, ?USD?, ?BAM?, ?BWP?, ?NOK?, ?BRL?, ?USD?, ?BND?, ?BGN?, ?XOF?, ?BIF?, ?KHR?, ?XAF?, ?CAD?, ?CVE?, ?KYD?, ?XAF?, ?XAF?, ?CLF?, ?CLP?, ?CNY?, ?AUD?, ?AUD?, ?COP?, ?COU?, ?KMF?, ?XAF?, ?CDF?, ?NZD?, ?CRC?, ?XOF?, ?HRK?, ?CUC?, ?CUP?, ?ANG?, ?EUR?, ?CZK?, ?DKK?, ?DJF?, ?XCD?, ?DOP?, ?USD?, ?EGP?, ?SVC?, ?USD?, ?XAF?, ?ERN?, ?EUR?, ?ETB?, ?EUR?, ?FKP?, ?DKK?, ?FJD?, ?EUR?, ?EUR?, ?EUR?, ?XPF?, ?EUR?, ?XAF?, ?GMD?, ?GEL?, ?EUR?, ?GHS?, ?GIP?, ?EUR?, ?DKK?, ?XCD?, ?EUR?, ?USD?, ?GTQ?, ?GBP?, ?GNF?, ?XOF?, ?GYD?, ?HTG?, ?USD?, ?AUD?, ?EUR?, ?HNL?, ?HKD?, ?HUF?, ?ISK?, ?INR?, ?IDR?, ?XDR?, ?IRR?, ?IQD?, ?EUR?, ?GBP?, ?ILS?, ?EUR?, ?JMD?, ?JPY?, ?GBP?, ?JOD?, ?KZT?, ?KES?, ?AUD?, ?KPW?, ?KRW?, ?KWD?, ?KGS?, ?LAK?, ?LVL?, ?LBP?, ?LSL?, ?ZAR?, ?LRD?, ?LYD?, ?CHF?, ?LTL?, ?EUR?, ?MOP?, ?MKD?, ?MGA?, ?MWK?, ?MYR?, ?MVR?, ?XOF?, ?EUR?, ?USD?, ?EUR?, ?MRO?, ?MUR?, ?EUR?, ?XUA?, ?MXN?, ?MXV?, ?USD?, ?MDL?, ?EUR?, ?MNT?, ?EUR?, ?XCD?, ?MAD?, ?MZN?, ?MMK?, ?NAD?, ?ZAR?, ?AUD?, ?NPR?, ?EUR?, ?XPF?, ?NZD?, ?NIO?, ?XOF?, ?NGN?, ?NZD?, ?AUD?, ?USD?, ?NOK?, ?OMR?, ?PKR?, ?USD?, ?PAB?, ?USD?, ?PGK?, ?PYG?, ?PEN?, ?PHP?, ?NZD?, ?PLN?, ?EUR?, ?USD?, ?QAR?, ?EUR?, ?RON?, ?RUB?, ?RWF?, ?EUR?, ?SHP?, ?XCD?, ?XCD?, ?EUR?, ?EUR?, ?XCD?, ?WST?, ?EUR?, ?STD?, ?SAR?, ?XOF?, ?RSD?, ?SCR?, ?SLL?, ?SGD?, ?ANG?, ?XSU?, ?EUR?, ?EUR?, ?SBD?, ?SOS?, ?ZAR?, ?SSP?, ?EUR?, ?LKR?, ?SDG?, ?SRD?, ?NOK?, ?SZL?, ?SEK?, ?CHE?, ?CHF?, ?CHW?, ?SYP?, ?TWD?, ?TJS?, ?TZS?, ?THB?, ?USD?, ?XOF?, ?NZD?, ?TOP?, ?TTD?, ?TND?, ?TRY?, ?TMT?, ?USD?, ?AUD?, ?UGX?, ?UAH?, ?AED?, ?GBP?, ?USD?, ?USN?, ?USS?, ?USD?, ?UYI?, ?UYU?, ?UZS?, ?VUV?, ?EUR?, ?VEF?, ?VND?, ?USD?, ?USD?, ?XPF?, ?MAD?, ?YER?, ?ZMK?, ?ZWL?, ?XBA?, ?XBB?, ?XBC?, ?XBD?, ?XFU?, ?XTS?, ?XXX?, ?XAU?, ?XPD?, ?XPT?, ?XAG?" "USD, GBP, EUR" "Conditional; Optional for Debt Options, N/A for Bond Forward" 31 Existing Primary 901.c.1.iv Y Settlement Date (unadjusted) When the settlement occurs C Date 10 0 YYYY-MM-DD 2012-12-24 "Conditional; Optional for Debt Options, N/A for Bond Forward" 32 Existing Primary 901.c.1.v Y Nonstandard Flag "Provides an indication that the transaction has one or more additional term(s) or provision(s) not indicated that materially affect(s) the price of the reportable swap transaction. " R Text 5 0 "true, false" FALSE 33 Existing Primary 901.c.2 Y Original Execution Timestamp The date and time of the original execution timestamp of the transaction. R DateTime 0 YYYY-MM-DDTHH:MM:SSZ (UTC format) 2012-04-10T15:24:42Z The date portion of the Original Execution Date must be the same as the Trade Date. 34 Existing Primary 901.c.3 Y Exotic - price - leg1 Valuations (observed or calculated prices) C Text 50 0 "NPV of $123,456, or premium of 123 bp of notional" Conditional; N/A for DO. Optional for BF. 35 Existing Primary 901.c.3 Y Exotic - price - leg2 Valuations (observed or calculated prices) C Text 50 0 "$123,456 or 123 (bp)" Conditional; N/A for DO. Optional for BF. 36 Existing Primary 901.c.3 Y Exotic - price units - leg1 Valuations (observed or calculated prices) - units of price C Text 50 0 "Valid values include but are not limited to: Basis Points, Percentage, Currency Amount, Price, Spread. " Percentage "Conditional; N/A for DO. Optional for BF. . Must be ""Embedded"" when the price is zero." 37 Existing Primary 901.c.3 Y Exotic - price units - leg2 Valuations (observed or calculated prices) - units of price C Text 50 0 Bp of notional Conditional; N/A for DO. Optional for BF. 38 Existing Primary 901.c.3 Y Exotic - settlement currency - leg1 The currency or currencies in which the product can settle. C Text 3 0 3-digit ISO currency code (ISO 4217) "?AFN?, ?EUR?, ?ALL?, ?DZD?, ?USD?, ?EUR?, ?AOA?, ?XCD?, ?XCD?, ?ARS?, ?AMD?, ?AWG?, ?AUD?, ?EUR?, ?AZN?, ?BSD?, ?BHD?, ?BDT?, ?BBD?, ?BYR?, ?EUR?, ?BZD?, ?XOF?, ?BMD?, ?BTN?, ?INR?, ?BOB?, ?BOV?, ?USD?, ?BAM?, ?BWP?, ?NOK?, ?BRL?, ?USD?, ?BND?, ?BGN?, ?XOF?, ?BIF?, ?KHR?, ?XAF?, ?CAD?, ?CVE?, ?KYD?, ?XAF?, ?XAF?, ?CLF?, ?CLP?, ?CNY?, ?AUD?, ?AUD?, ?COP?, ?COU?, ?KMF?, ?XAF?, ?CDF?, ?NZD?, ?CRC?, ?XOF?, ?HRK?, ?CUC?, ?CUP?, ?ANG?, ?EUR?, ?CZK?, ?DKK?, ?DJF?, ?XCD?, ?DOP?, ?USD?, ?EGP?, ?SVC?, ?USD?, ?XAF?, ?ERN?, ?EUR?, ?ETB?, ?EUR?, ?FKP?, ?DKK?, ?FJD?, ?EUR?, ?EUR?, ?EUR?, ?XPF?, ?EUR?, ?XAF?, ?GMD?, ?GEL?, ?EUR?, ?GHS?, ?GIP?, ?EUR?, ?DKK?, ?XCD?, ?EUR?, ?USD?, ?GTQ?, ?GBP?, ?GNF?, ?XOF?, ?GYD?, ?HTG?, ?USD?, ?AUD?, ?EUR?, ?HNL?, ?HKD?, ?HUF?, ?ISK?, ?INR?, ?IDR?, ?XDR?, ?IRR?, ?IQD?, ?EUR?, ?GBP?, ?ILS?, ?EUR?, ?JMD?, ?JPY?, ?GBP?, ?JOD?, ?KZT?, ?KES?, ?AUD?, ?KPW?, ?KRW?, ?KWD?, ?KGS?, ?LAK?, ?LVL?, ?LBP?, ?LSL?, ?ZAR?, ?LRD?, ?LYD?, ?CHF?, ?LTL?, ?EUR?, ?MOP?, ?MKD?, ?MGA?, ?MWK?, ?MYR?, ?MVR?, ?XOF?, ?EUR?, ?USD?, ?EUR?, ?MRO?, ?MUR?, ?EUR?, ?XUA?, ?MXN?, ?MXV?, ?USD?, ?MDL?, ?EUR?, ?MNT?, ?EUR?, ?XCD?, ?MAD?, ?MZN?, ?MMK?, ?NAD?, ?ZAR?, ?AUD?, ?NPR?, ?EUR?, ?XPF?, ?NZD?, ?NIO?, ?XOF?, ?NGN?, ?NZD?, ?AUD?, ?USD?, ?NOK?, ?OMR?, ?PKR?, ?USD?, ?PAB?, ?USD?, ?PGK?, ?PYG?, ?PEN?, ?PHP?, ?NZD?, ?PLN?, ?EUR?, ?USD?, ?QAR?, ?EUR?, ?RON?, ?RUB?, ?RWF?, ?EUR?, ?SHP?, ?XCD?, ?XCD?, ?EUR?, ?EUR?, ?XCD?, ?WST?, ?EUR?, ?STD?, ?SAR?, ?XOF?, ?RSD?, ?SCR?, ?SLL?, ?SGD?, ?ANG?, ?XSU?, ?EUR?, ?EUR?, ?SBD?, ?SOS?, ?ZAR?, ?SSP?, ?EUR?, ?LKR?, ?SDG?, ?SRD?, ?NOK?, ?SZL?, ?SEK?, ?CHE?, ?CHF?, ?CHW?, ?SYP?, ?TWD?, ?TJS?, ?TZS?, ?THB?, ?USD?, ?XOF?, ?NZD?, ?TOP?, ?TTD?, ?TND?, ?TRY?, ?TMT?, ?USD?, ?AUD?, ?UGX?, ?UAH?, ?AED?, ?GBP?, ?USD?, ?USN?, ?USS?, ?USD?, ?UYI?, ?UYU?, ?UZS?, ?VUV?, ?EUR?, ?VEF?, ?VND?, ?USD?, ?USD?, ?XPF?, ?MAD?, ?YER?, ?ZMK?, ?ZWL?, ?XBA?, ?XBB?, ?XBC?, ?XBD?, ?XFU?, ?XTS?, ?XXX?, ?XAU?, ?XPD?, ?XPT?, ?XAG?" USD Conditional; N/A for DO. Optional for BF. 39 Existing Primary 901.c.3 Y Exotic - settlement currency - leg2 The currency or currencies in which the product can settle. C Text 3 0 3-digit ISO currency code (ISO 4217) "?AFN?, ?EUR?, ?ALL?, ?DZD?, ?USD?, ?EUR?, ?AOA?, ?XCD?, ?XCD?, ?ARS?, ?AMD?, ?AWG?, ?AUD?, ?EUR?, ?AZN?, ?BSD?, ?BHD?, ?BDT?, ?BBD?, ?BYR?, ?EUR?, ?BZD?, ?XOF?, ?BMD?, ?BTN?, ?INR?, ?BOB?, ?BOV?, ?USD?, ?BAM?, ?BWP?, ?NOK?, ?BRL?, ?USD?, ?BND?, ?BGN?, ?XOF?, ?BIF?, ?KHR?, ?XAF?, ?CAD?, ?CVE?, ?KYD?, ?XAF?, ?XAF?, ?CLF?, ?CLP?, ?CNY?, ?AUD?, ?AUD?, ?COP?, ?COU?, ?KMF?, ?XAF?, ?CDF?, ?NZD?, ?CRC?, ?XOF?, ?HRK?, ?CUC?, ?CUP?, ?ANG?, ?EUR?, ?CZK?, ?DKK?, ?DJF?, ?XCD?, ?DOP?, ?USD?, ?EGP?, ?SVC?, ?USD?, ?XAF?, ?ERN?, ?EUR?, ?ETB?, ?EUR?, ?FKP?, ?DKK?, ?FJD?, ?EUR?, ?EUR?, ?EUR?, ?XPF?, ?EUR?, ?XAF?, ?GMD?, ?GEL?, ?EUR?, ?GHS?, ?GIP?, ?EUR?, ?DKK?, ?XCD?, ?EUR?, ?USD?, ?GTQ?, ?GBP?, ?GNF?, ?XOF?, ?GYD?, ?HTG?, ?USD?, ?AUD?, ?EUR?, ?HNL?, ?HKD?, ?HUF?, ?ISK?, ?INR?, ?IDR?, ?XDR?, ?IRR?, ?IQD?, ?EUR?, ?GBP?, ?ILS?, ?EUR?, ?JMD?, ?JPY?, ?GBP?, ?JOD?, ?KZT?, ?KES?, ?AUD?, ?KPW?, ?KRW?, ?KWD?, ?KGS?, ?LAK?, ?LVL?, ?LBP?, ?LSL?, ?ZAR?, ?LRD?, ?LYD?, ?CHF?, ?LTL?, ?EUR?, ?MOP?, ?MKD?, ?MGA?, ?MWK?, ?MYR?, ?MVR?, ?XOF?, ?EUR?, ?USD?, ?EUR?, ?MRO?, ?MUR?, ?EUR?, ?XUA?, ?MXN?, ?MXV?, ?USD?, ?MDL?, ?EUR?, ?MNT?, ?EUR?, ?XCD?, ?MAD?, ?MZN?, ?MMK?, ?NAD?, ?ZAR?, ?AUD?, ?NPR?, ?EUR?, ?XPF?, ?NZD?, ?NIO?, ?XOF?, ?NGN?, ?NZD?, ?AUD?, ?USD?, ?NOK?, ?OMR?, ?PKR?, ?USD?, ?PAB?, ?USD?, ?PGK?, ?PYG?, ?PEN?, ?PHP?, ?NZD?, ?PLN?, ?EUR?, ?USD?, ?QAR?, ?EUR?, ?RON?, ?RUB?, ?RWF?, ?EUR?, ?SHP?, ?XCD?, ?XCD?, ?EUR?, ?EUR?, ?XCD?, ?WST?, ?EUR?, ?STD?, ?SAR?, ?XOF?, ?RSD?, ?SCR?, ?SLL?, ?SGD?, ?ANG?, ?XSU?, ?EUR?, ?EUR?, ?SBD?, ?SOS?, ?ZAR?, ?SSP?, ?EUR?, ?LKR?, ?SDG?, ?SRD?, ?NOK?, ?SZL?, ?SEK?, ?CHE?, ?CHF?, ?CHW?, ?SYP?, ?TWD?, ?TJS?, ?TZS?, ?THB?, ?USD?, ?XOF?, ?NZD?, ?TOP?, ?TTD?, ?TND?, ?TRY?, ?TMT?, ?USD?, ?AUD?, ?UGX?, ?UAH?, ?AED?, ?GBP?, ?USD?, ?USN?, ?USS?, ?USD?, ?UYI?, ?UYU?, ?UZS?, ?VUV?, ?EUR?, ?VEF?, ?VND?, ?USD?, ?USD?, ?XPF?, ?MAD?, ?YER?, ?ZMK?, ?ZWL?, ?XBA?, ?XBB?, ?XBC?, ?XBD?, ?XFU?, ?XTS?, ?XXX?, ?XAU?, ?XPD?, ?XPT?, ?XAG?" USD Conditional; N/A for DO. Optional for BF. 40 Existing Primary 901.c.3 Y Generic Product Option Strike Price Currency The currency in which the option strike price is expressed C Text 3 0 3-digit ISO currency code (ISO 4217) USD Conditional; N/A for DO. Optional for BF. 41 Existing Primary 901.c.3 Y Premium amount Amount of the premium C Numeric 18 10 100000 "Conditional, Debt Options: required when premium is non-zero. NA for Bond Forwards" 42 Existing Primary 901.c.3 Y Premium currency Currency that the premium is denominated in C Text 3 0 3-digit ISO currency code (ISO 4217) "?AFN?, ?EUR?, ?ALL?, ?DZD?, ?USD?, ?EUR?, ?AOA?, ?XCD?, ?XCD?, ?ARS?, ?AMD?, ?AWG?, ?AUD?, ?EUR?, ?AZN?, ?BSD?, ?BHD?, ?BDT?, ?BBD?, ?BYR?, ?EUR?, ?BZD?, ?XOF?, ?BMD?, ?BTN?, ?INR?, ?BOB?, ?BOV?, ?USD?, ?BAM?, ?BWP?, ?NOK?, ?BRL?, ?USD?, ?BND?, ?BGN?, ?XOF?, ?BIF?, ?KHR?, ?XAF?, ?CAD?, ?CVE?, ?KYD?, ?XAF?, ?XAF?, ?CLF?, ?CLP?, ?CNY?, ?AUD?, ?AUD?, ?COP?, ?COU?, ?KMF?, ?XAF?, ?CDF?, ?NZD?, ?CRC?, ?XOF?, ?HRK?, ?CUC?, ?CUP?, ?ANG?, ?EUR?, ?CZK?, ?DKK?, ?DJF?, ?XCD?, ?DOP?, ?USD?, ?EGP?, ?SVC?, ?USD?, ?XAF?, ?ERN?, ?EUR?, ?ETB?, ?EUR?, ?FKP?, ?DKK?, ?FJD?, ?EUR?, ?EUR?, ?EUR?, ?XPF?, ?EUR?, ?XAF?, ?GMD?, ?GEL?, ?EUR?, ?GHS?, ?GIP?, ?EUR?, ?DKK?, ?XCD?, ?EUR?, ?USD?, ?GTQ?, ?GBP?, ?GNF?, ?XOF?, ?GYD?, ?HTG?, ?USD?, ?AUD?, ?EUR?, ?HNL?, ?HKD?, ?HUF?, ?ISK?, ?INR?, ?IDR?, ?XDR?, ?IRR?, ?IQD?, ?EUR?, ?GBP?, ?ILS?, ?EUR?, ?JMD?, ?JPY?, ?GBP?, ?JOD?, ?KZT?, ?KES?, ?AUD?, ?KPW?, ?KRW?, ?KWD?, ?KGS?, ?LAK?, ?LVL?, ?LBP?, ?LSL?, ?ZAR?, ?LRD?, ?LYD?, ?CHF?, ?LTL?, ?EUR?, ?MOP?, ?MKD?, ?MGA?, ?MWK?, ?MYR?, ?MVR?, ?XOF?, ?EUR?, ?USD?, ?EUR?, ?MRO?, ?MUR?, ?EUR?, ?XUA?, ?MXN?, ?MXV?, ?USD?, ?MDL?, ?EUR?, ?MNT?, ?EUR?, ?XCD?, ?MAD?, ?MZN?, ?MMK?, ?NAD?, ?ZAR?, ?AUD?, ?NPR?, ?EUR?, ?XPF?, ?NZD?, ?NIO?, ?XOF?, ?NGN?, ?NZD?, ?AUD?, ?USD?, ?NOK?, ?OMR?, ?PKR?, ?USD?, ?PAB?, ?USD?, ?PGK?, ?PYG?, ?PEN?, ?PHP?, ?NZD?, ?PLN?, ?EUR?, ?USD?, ?QAR?, ?EUR?, ?RON?, ?RUB?, ?RWF?, ?EUR?, ?SHP?, ?XCD?, ?XCD?, ?EUR?, ?EUR?, ?XCD?, ?WST?, ?EUR?, ?STD?, ?SAR?, ?XOF?, ?RSD?, ?SCR?, ?SLL?, ?SGD?, ?ANG?, ?XSU?, ?EUR?, ?EUR?, ?SBD?, ?SOS?, ?ZAR?, ?SSP?, ?EUR?, ?LKR?, ?SDG?, ?SRD?, ?NOK?, ?SZL?, ?SEK?, ?CHE?, ?CHF?, ?CHW?, ?SYP?, ?TWD?, ?TJS?, ?TZS?, ?THB?, ?USD?, ?XOF?, ?NZD?, ?TOP?, ?TTD?, ?TND?, ?TRY?, ?TMT?, ?USD?, ?AUD?, ?UGX?, ?UAH?, ?AED?, ?GBP?, ?USD?, ?USN?, ?USS?, ?USD?, ?UYI?, ?UYU?, ?UZS?, ?VUV?, ?EUR?, ?VEF?, ?VND?, ?USD?, ?USD?, ?XPF?, ?MAD?, ?YER?, ?ZMK?, ?ZWL?, ?XBA?, ?XBB?, ?XBC?, ?XBD?, ?XFU?, ?XTS?, ?XXX?, ?XAU?, ?XPD?, ?XPT?, ?XAG?" USD "Conditional, Debt Options: required when premium is non-zero. NA for Bond Forwards" 43 Existing Primary 901.c.3 Y Premium Type type of premium to be paid C Text 8 0 "Fixed, Variable, PrePaid, PostPaid" "Conditional, Debt Options: required when premium is non-zero. NA for Bond Forwards" 44 Existing Primary 901.c.3 Y Strike Price price at which option is struck; forward price for BF C Numeric 28 10 125000 "Conditional: Required for Debt Options, Optional for Bond Forwards" 45 Existing Primary 901.c.4 Y Exotic - Notional amount - leg1 The notional/nominal quantity on which the cashflows are calculated C Numeric 28 10 100000 Conditional; N/A for DO. Optional for BF. 46 Existing Primary 901.c.4 Y Exotic - Notional amount - leg2 The notional/nominal quantity on which the cashflows are calculated C Numeric 28 10 100000 Conditional; N/A for DO. Optional for BF. 47 Existing Primary 901.c.4 Y Notional Currency - leg 1 The currency of the notional value upon which interest rate calculations are done. C Text 3 0 3-digit ISO currency code (ISO 4217) "?AFN?, ?EUR?, ?ALL?, ?DZD?, ?USD?, ?EUR?, ?AOA?, ?XCD?, ?XCD?, ?ARS?, ?AMD?, ?AWG?, ?AUD?, ?EUR?, ?AZN?, ?BSD?, ?BHD?, ?BDT?, ?BBD?, ?BYR?, ?EUR?, ?BZD?, ?XOF?, ?BMD?, ?BTN?, ?INR?, ?BOB?, ?BOV?, ?USD?, ?BAM?, ?BWP?, ?NOK?, ?BRL?, ?USD?, ?BND?, ?BGN?, ?XOF?, ?BIF?, ?KHR?, ?XAF?, ?CAD?, ?CVE?, ?KYD?, ?XAF?, ?XAF?, ?CLF?, ?CLP?, ?CNY?, ?AUD?, ?AUD?, ?COP?, ?COU?, ?KMF?, ?XAF?, ?CDF?, ?NZD?, ?CRC?, ?XOF?, ?HRK?, ?CUC?, ?CUP?, ?ANG?, ?EUR?, ?CZK?, ?DKK?, ?DJF?, ?XCD?, ?DOP?, ?USD?, ?EGP?, ?SVC?, ?USD?, ?XAF?, ?ERN?, ?EUR?, ?ETB?, ?EUR?, ?FKP?, ?DKK?, ?FJD?, ?EUR?, ?EUR?, ?EUR?, ?XPF?, ?EUR?, ?XAF?, ?GMD?, ?GEL?, ?EUR?, ?GHS?, ?GIP?, ?EUR?, ?DKK?, ?XCD?, ?EUR?, ?USD?, ?GTQ?, ?GBP?, ?GNF?, ?XOF?, ?GYD?, ?HTG?, ?USD?, ?AUD?, ?EUR?, ?HNL?, ?HKD?, ?HUF?, ?ISK?, ?INR?, ?IDR?, ?XDR?, ?IRR?, ?IQD?, ?EUR?, ?GBP?, ?ILS?, ?EUR?, ?JMD?, ?JPY?, ?GBP?, ?JOD?, ?KZT?, ?KES?, ?AUD?, ?KPW?, ?KRW?, ?KWD?, ?KGS?, ?LAK?, ?LVL?, ?LBP?, ?LSL?, ?ZAR?, ?LRD?, ?LYD?, ?CHF?, ?LTL?, ?EUR?, ?MOP?, ?MKD?, ?MGA?, ?MWK?, ?MYR?, ?MVR?, ?XOF?, ?EUR?, ?USD?, ?EUR?, ?MRO?, ?MUR?, ?EUR?, ?XUA?, ?MXN?, ?MXV?, ?USD?, ?MDL?, ?EUR?, ?MNT?, ?EUR?, ?XCD?, ?MAD?, ?MZN?, ?MMK?, ?NAD?, ?ZAR?, ?AUD?, ?NPR?, ?EUR?, ?XPF?, ?NZD?, ?NIO?, ?XOF?, ?NGN?, ?NZD?, ?AUD?, ?USD?, ?NOK?, ?OMR?, ?PKR?, ?USD?, ?PAB?, ?USD?, ?PGK?, ?PYG?, ?PEN?, ?PHP?, ?NZD?, ?PLN?, ?EUR?, ?USD?, ?QAR?, ?EUR?, ?RON?, ?RUB?, ?RWF?, ?EUR?, ?SHP?, ?XCD?, ?XCD?, ?EUR?, ?EUR?, ?XCD?, ?WST?, ?EUR?, ?STD?, ?SAR?, ?XOF?, ?RSD?, ?SCR?, ?SLL?, ?SGD?, ?ANG?, ?XSU?, ?EUR?, ?EUR?, ?SBD?, ?SOS?, ?ZAR?, ?SSP?, ?EUR?, ?LKR?, ?SDG?, ?SRD?, ?NOK?, ?SZL?, ?SEK?, ?CHE?, ?CHF?, ?CHW?, ?SYP?, ?TWD?, ?TJS?, ?TZS?, ?THB?, ?USD?, ?XOF?, ?NZD?, ?TOP?, ?TTD?, ?TND?, ?TRY?, ?TMT?, ?USD?, ?AUD?, ?UGX?, ?UAH?, ?AED?, ?GBP?, ?USD?, ?USN?, ?USS?, ?USD?, ?UYI?, ?UYU?, ?UZS?, ?VUV?, ?EUR?, ?VEF?, ?VND?, ?USD?, ?USD?, ?XPF?, ?MAD?, ?YER?, ?ZMK?, ?ZWL?, ?XBA?, ?XBB?, ?XBC?, ?XBD?, ?XFU?, ?XTS?, ?XXX?, ?XAU?, ?XPD?, ?XPT?, ?XAG?" USD "Conditional: Required for Debt Options, Optional for Bond Forwards" 48 Existing Primary 901.c.4 Y Number of Options Number of separate options (product of this and entitlement should be the notional) C Numeric 28 10 25000 "Conditional; Required for Debt Options, N/A for Bond Forward" 49 Existing Primary 901.c.4 Y Option Entitlement Notional per option C Numeric 28 10 200 "Conditional; Required for Debt Options, N/A for Bond Forward" 50 Existing "Primary (Inter-dealer), Secondary (role)" 901.c.5 Y Trade Party 1 Role Indication of registration status for Party 1. R Text 20 0 "SBSD ,MSBSP, non-SBSD/MSBSP" SBSD This field will also be used to identify the Inter-dealer status for Public Price Dissemination as per Rule 901 ( c ) 5 51 Existing "Primary (Inter-dealer), Secondary (role)" 901.c.5 Y Trade Party 2 Role Indication of registration status for Party 2. R Text 20 0 "SBSD ,MSBSP, non-SBSD/MSBSP" MSBSP This field will also be used to identify the Inter-dealer status for Public Price Dissemination as per Rule 901 ( c ) 5 52 Existing Primary (Intent to clear); Secondary (Clearing agency name) 901.c.6 Y Clearer Prefix Prefix of Clearer C Text 200 0 LEI LEI "Conditional: Required when Clearer Value field is populated with an LEI. Otherwise, Not Applicable." 53 Existing Primary (Intent to clear); Secondary (Clearing agency name) 901.c.6 Y Clearer Value "Indication if the trade will be cleared, and where. " R Text 200 0 "False, LEI of clearer" FALSE 54 New Primary "901.c.7; 907.a.4.i. " Y Pricing context Identifies characteristic or circumstance that makes the trade off-market. O Text 200 "ClearingForcedTrade, DefaultTransaction, PackageOrBespoke" ClearingForcedTrade 55 Existing Primary 901.c.7; 907.a.4 Y Compressed Trade Indication that the trade is as a result of a compression event R Text 5 0 "true, false" FALSE 56 Existing Primary 901.c.7; 907.a.4 Y Inter-Affiliate Indicate whether the transaction is between two affiliated entities. R Boolean 0 "true, false" TRUE 57 New Secondary 901.d.1 N Indirect counterparty ID - Party 1 Prefix "The Prefix for the ID in the ""Indirect counterparty ID - Party 1 Value"" field. This field will be used to validate the value provided in ""Indirect counterparty ID - Party 1 Value"" " O Text 40 "Internal, LEI" LEI 58 New Secondary 901.d.1 N Indirect counterparty ID - Party 1 Value "The ID or name of the Indirect Counterparty of Trade Party 1 Value. If prefix is LEI, then LEI Id required." O Text 200 B4TYDEB6GKMZO031MB27 59 New Secondary 901.d.1 N Indirect counterparty ID - Party 2 Prefix "The Prefix for the ID in the ""Indirect counterparty ID - Party 2 Value"" field. This field will be used to validate the value provided in ""Indirect counterparty ID - Party 2 Value"" " O Text 40 "Internal, LEI" LEI 60 New Secondary 901.d.1 N Indirect counterparty ID - Party 2 Value "The ID or name of the Indirect Counterparty of Trade Party 2 Value. If prefix is LEI, then LEI ID required" O Text 200 7LTWFZYICNSX8D621K86 61 Existing Secondary 901.d.1 N Name of Trade Party 1 Legal Name of Trade Party 1 C Text 200 ABC123NAME "Conditional; Required if If Trade Party 1 Prefix is ""Internal""" 62 Existing Secondary 901.d.1 N Trade Party 1 Prefix "Prefix for the ID in the Trade Party 1 Value field. This field will be used to validate the value provided in ""Trade Party 1 Value""" R Text 40 0 "Internal, LEI" LEI "DDR will require in its user guide that reporting parties or any financial entity provides the LEI prefix except where SEC has provided an exemption. In which case, an ""Internal"" prefix indication is acceptable" 63 Existing Secondary 901.d.1 N Trade Party 1 Value The ID of Trade Party 1 associated to the Trade Party 1 Prefix. R Text 200 0 XYZ123 "If Trade Party 1 Prefix is populated with ""LEI"", then the Trade Party 1 Value must be populated with a valid LEI (digit check 20 characters). If Trade Party 1 Prefix is populated with ""Internal"", then the Trade Party 1 Value (client assigned internal ID) and Trade Party 1 Name must be populated. " 64 Existing Secondary 901.d.1 N Name of Trade Party 2 Legal Name of Trade Party 2 C Text 200 ABC123NAME "Conditional; Required if If Trade Party 2 Prefix is ""Internal""" 65 Existing Secondary 901.d.1 N Trade Party 2 Prefix "Prefix for the ID in the Trade Party 2 Value field. This field will be used to validate the value provided in ""Trade Party 2 Value""" R Text 40 0 "Internal, LEI" LEI "DDR will require in its user guide that reporting parties or any financial entity provides the LEI prefix except where SEC has provided an exemption. In which case, an ""Internal"" prefix indication is acceptable" 66 Existing Secondary 901.d.1 N Trade Party 2 Value The ID of Trade Party 2 associated to the Trade Party 2 Prefix. R Text 200 0 XYZ123 "If Trade Party 2 Prefix is populated with ""LEI"", then the Trade Party 2 Value must be populated with a valid LEI (digit check 20 characters). If Trade Party 2 Prefix is populated with ""Internal"", then the Trade Party 2 Value (client assigned internal ID) and Trade Party 2 Name must be populated. " 67 Existing Secondary 901.d.2 N Broker Id Party 1 Prefix Prefix of the Broker for Trade Party 1 if applicable. C Text 200 0 LEI LEI "Conditional: Required when Broker ID Party 1 Value"" is populated. Otherwise, Not Applicable." 68 Existing Secondary 901.d.2 N Broker Id Party 1 Value Indicates the LEI of the Broker for Trade Party 1 if applicable. O Text 200 0 LEI only acceptable value B4TYDEB6GKMZO031MB27 Must be valid LEI 69 Existing Secondary 901.d.2 N Broker Id Party 2 Prefix Prefix of the Broker for Trade Party 1 if applicable. C Text 200 0 LEI LEI "Conditional: Required when Broker ID Party 1 Value"" is populated. Otherwise, Not Applicable. " 70 Existing Secondary 901.d.2 N Broker Id Party 2 Value Indicates the LEI of the Broker for Trade Party 1 if applicable. O Text 200 0 LEI only acceptable value 7LTWFZYICNSX8D621K86 Must be valid LEI 71 Existing Secondary 901.d.2 N Desk Id Party 1 The client assigned identifier for the Desk ID of Trade Party 1. O Text 40 0 A128HJ 72 Existing Secondary 901.d.2 N Desk Id Party 2 The client assigned identifier for the Desk ID of Trade Party 2. O Text 40 0 KIU89IKS 73 Existing Secondary 901.d.2 N Execution Agent Party 1 Prefix Prefix of the Execution Agent for Trade Party 1 if applicable. C Text 40 0 LEI LEI "Conditional: Required when Execution Agent ID Party 1 Value"" is populated. Otherwise, Not Applicable." 74 Existing Secondary 901.d.2 N Execution Agent Party 1 Value LEI of execution agent. O Text 200 0 LEI only acceptable value 549300LRSNKYDM4Q4635 75 Existing Secondary 901.d.2 N Execution Agent Party 2 Prefix Prefix of the Execution Agent for Trade Party 2 if applicable. C Text 40 0 LEI LEI "Conditional: Required when Execution Agent ID Party 1 Value"" field contains an LEI. Otherwise, Not Applicable. ""LEI"" only acceptable value" 76 Existing Secondary 901.d.2 N Execution Agent Party 2 Value LEI of execution agent. O Text 200 0 LEI only acceptable value 549300LRSNKYDM4Q4635 77 New Secondary 901.d.2 N Branch ID Location Party 1 The location of the Branch for Trade Party 1 O Text 40 2-digit ISO country code (ISO 3166-3) - 2-digit ISO Subdivision code (ISO 3166-2) - number US-NY-1 The number at the end of the string will identify the particular branch where there are multiple branches in the country and subdivision location. 78 New Secondary 901.d.2 N Branch ID Location Party 2 The location of the Branch for Trade Party 2 O Text 40 2-digit ISO country code (ISO 3166-3) - 2-digit ISO Subdivision code (ISO 3166-2) - number US-NY-2 The number at the end of the string will identify the particular branch where there are multiple branches in the country and subdivision location. 79 Existing Secondary 901.d.2 N Trader Id Party 1 ID of the Trader for Party 1 C Text 40 0 TRADERA Either Tader ID Party 1 or Trader ID Party 2 must be populated 80 Existing Secondary 901.d.2 N Trader Id Party 2 ID of the Trader for Party 2 C Text 40 0 TRADERB Either Tader ID Party 1 or Trader ID Party 2 must be populated 81 Existing Secondary 901.d.3 N Automatic exercise threshold rate "If exercise is automatic, the minimum amount the trade needs to be in the money for the exercise to occur." C Numeric 18 12 250 Conditional Debt Options: Required if applicable. NA for Bond Forwards 82 Existing Secondary 901.d.3 N Buyer Party receiving floating rate/Party with right to exercise the option C Text 40 0 B4TYDEB6GKMZO031MB27 "Conditional: Required for Debt Options, Optional for Bond Forwards. Must be either ""party1"" or ""party2""" 83 Existing Secondary 901.d.3 N Seller Party paying floating rate/Party with obligation to fulfill the option if exercised (the writer of the option). C Text 40 0 B4TYDEB6GKMZO031MB27 "Conditional: Required for Debt Options, Optional for Bond Forwards. Must be either ""party1"" or ""party2""" 84 New Secondary 901.d.4 N Collateral agreement date The date of the collateral agreement O Date 10 YYYY-MM-DD 2012-12-24 85 New Secondary 901.d.4 N Collateral agreement title The title of the collateral agreement O Text 200 Credit Support Annex Agreement 86 Existing Secondary 901.d.4 N Master Agreement type "Reference to the name of the relevant master agreement, if used for the reported contract (e.g. ISDA Master Agreement; Master Power Purchase and Sale Agreement; International ForEx Master Agreement; European Master Agreement or any local Master Agreements)." O Text 100 0 87 Existing Secondary 901.d.4 N Master Agreement version "Reference to the year of the master agreement version used for the reported trade, if applicable (e.g. 1992, 2002, ...)." O Text 256 0 2013 88 New Secondary 901.d.4 N Other agreement date The date of other agreement O Date 10 YYYY-MM-DD 2012-12-24 89 New Secondary 901.d.4 N Other agreement title The title of other agreement O Text 200 ACME Support Agreement 90 Existing Secondary 901.d.5 N Bermudan exercise date business centers Business centers for adjusting Bermudan exercise dates C Text 5 0 "USNY, GBLO" Conditional; N/A for Bond Forward 91 Existing Secondary 901.d.5 N Bermudan Exercise Date business day convention Business day convention for adjusting Bermudan exercise dates C Text 15 0 MODFOLLOW Conditional; N/A for Bond Forward 92 Existing Secondary 901.d.5 N bond option relevant underlying dates (unadjusted) Dates on the underlying set by the exercise of the option (i.e. the termination date on the swap) C Date 10 0 YYYY-MM-DD 2012-12-24 Conditional; N/A for Bond Forward 93 Existing Secondary 901.d.5 N bond option relevant underlying dates business centers TBC. No Description On Template C Text 5 0 "USNY, GBLO" Conditional; N/A for Bond Forward 94 Existing Secondary 901.d.5 N bond option relevant underlying dates business day convention TBC. No Description On Template C Text 15 0 MODFOLLOW Conditional; N/A for Bond Forward 95 Existing Secondary 901.d.5 N Commencement date business centers Business centers for adjusting commencement date C Text 5 0 "USNY, GBLO" "Conditional; Optional for Debt Options, N/A for Bond Forward" 96 Existing Secondary 901.d.5 N Commencement date business day convention Business day convention for adjusting commencement date C Text 15 0 MODFOLLOW "Conditional; Optional for Debt Options, N/A for Bond Forward" 97 Existing Secondary 901.d.5 N Earliest exercise time business center Business center corresponding to earliest exercise time C Text 5 0 "USNY, GBLO" "Conditional; Optional for Debt Options, N/A for Bond Forward" 98 Existing Secondary 901.d.5 N Expiration date business centers Business centers for adjusting expiration date C Text 5 0 "USNY, GBLO" "Conditional; Optional for Debt Options, N/A for Bond Forward" 99 Existing Secondary 901.d.5 N Expiration Date business day convention Business day convention for adjusting expiration date C Text 15 0 MODFOLLOW "Conditional; Optional for Debt Options, N/A for Bond Forward" 100 Existing Secondary 901.d.5 N Expiration time business center Business center corresponding to expiration time C Text 5 0 "USNY, GBLO" "Conditional; Optional for Debt Options, N/A for Bond Forward" 101 Existing Secondary 901.d.5 N Latest exercise time business center Business center corresponding to latest exercise time C Text 5 0 "USNY, GBLO" "Conditional; Optional for Debt Options, N/A for Bond Forward" 102 Existing Secondary 901.d.5 N Manual exercise - fallback exercise "If the exercise is manual, will the option be exercised automatically if no notice is given and the trade is at least 0.1% in the money" C Text 5 0 TRUE Conditional - Debt Options: Required if applicable; N/A for Bond Forward 103 Existing Secondary 901.d.5 N Manual exercise party "If the exercise is manual, to which party should the notice be given?" C Text 40 0 B4TYDEB6GKMZO031MB27 "Conditional - Debt Options: Required if applicable; Must be either ""party1"" or ""party2"". N/A for Bond Forward." 104 Existing Secondary 901.d.5 N Premium payment date business centers Business centers for adjusting premium C Text 5 0 "USNY, GBLO" "Conditional, Debt Options: required when premium is non-zero. NA for Bond Forwards" 105 Existing Secondary 901.d.5 N Premium payment date business day convention Business day convention for adjusting premium payment date C Text 15 0 MODFOLLOW "Conditional, Debt Options: required when premium is non-zer. O. N/A for Bond Forwards." 106 Existing Secondary 901.d.5 N Settlement Date adjustment business centers business centers for settlement C Text 5 0 "USNY, GBLO" "Conditional; Optional for Debt Options, N/A for Bond Forward" 107 Existing Secondary 901.d.5 N Settlement Date adjustment business day convention business day convention for settlement C Text 15 0 MODFOLLOW "Conditional; Optional for Debt Options, N/A for Bond Forward" 108 Existing Secondary 901.d.7 N Clearing Exception Party Prefix Prefix for the Clearing Exception Party Value C Text 20 0 "Internal,LEI" 549300LRSNKYDM4Q4635 "Conditional; Required if Clearing Exception Type = ""Enduserexemption""" 109 Existing Secondary 901.d.7 N Clearing Exception Party Value LEI of the Clearing Exception Party for end-user clearing exceptions. Entered if clearing exception has been invoked. C Text 200 0 549300LRSNKYDM4Q4635 "Conditional, Required if Clearing Exception Party Prefix is submitted. Otherwise, not allowed." 110 New Secondary 901.d.7 N Clearing Exception Type Indicates the type of clearing exception invoked on the transaction. O Text 40 "Enduserexemption, Affiliateexemption" Enduserexemption 111 Existing Secondary 901.d.8 N bond option relevant underlying dates (relative - offset) - period Specifies the period type of the offset before or after the reference date that the option will settle C Text 1 0 D Conditional: N/A for Bond forwards 112 Existing Secondary 901.d.8 N bond option relevant underlying dates (relative - offset) - period multiplier Specifies the number of periods before or after the reference date that the option will settle C Numeric 3 0 -2 Conditional: N/A for Bond forwards 113 Existing Secondary 901.d.8 N Settlement Type How the option is settled (cash or physical) O Text 8 0 "CSV Submissions - Debt Option and Exotic - Cash, Physical, Election FpML Submissions - For Debt Option and Exotic: valid values are Cash, Physical, Election in SettlementType element " Cash 114 Existing Secondary 901.d.9 N Execution Venue The exchange or execution facility on which the trade was executed. O Text 200 0 LEI only acceptable value 549300LRSNKYDM4Q4635 115 Existing Secondary 901.d.9 N Execution Venue Prefix The prefix for the Execution Venue O Text 20 0 LEI LEI 116 Existing secondary 901.e.1.i N Event ID party 1 A value provided by the user representing the lifecycle event for party 1. C Text 100 0 EVNTID1 "This field is required when ""Transaction Type"" contains PartialTermination, Increase, Amendment, Novation, Exercise, Compression for PET, PET-CONFIRM, CONFIRM messages. Required for Snapshot." 117 Existing secondary 901.e.1.i N Event ID Party 2 A value provided by the user representing the lifecycle event for party 2. C Text 100 0 EVNTID1 "This field is required when ""Transaction Type"" contains PartialTermination, Increase, Amendment, Novation, Exercise, Compression for PET, PET-CONFIRM, CONFIRM messages. Required for Snapshot." 118 Existing Lifecycle 901.e.1.i N Event Processing ID "Indicates when the trade is part of a multi-transaction event (e.g. credit event, compression). " O Text 100 0 CREDITEVENT1 119 Existing Lifecycle 901.e.1.i N Execution Timestamp The date and time of execution of the post trade transaction. C DateTime 20 0 YYYY-MM-DDTHH:MM:SSZ (UTC format) 2012-04-10T15:24:42Z Required for any post trade event 120 Existing Lifecycle 901.e.1.i N Lifecycle Event Describes the event type of the record being submitted. C Text 50 0 Required for any post trade events submitted on Snapshot messages. 121 Existing Lifecycle 901.e.1.i N Prior UTI "Indicates the prior transaction ID of a swap resulting from an allocation, termination, novation, assignment, compression or clearing. " O Text 200 0 ANC03032814582568647972480698046 122 Existing Lifecycle 901.e.1.i N Remaining Party (RP) Prefix "Prefix for the value provided in the ""Remaining Party (RP) Value"" field" C Text 40 0 "Internal, LEI" LEI Conditional; Required when Remaining Party (RP) Value is populated 123 Existing Lifecycle 901.e.1.i N Remaining Party (RP) Value ID of Remaining Party on a Novation O Text 200 0 B4TYDEB6GKMZO031MB27 Conditional; Required when Transaction Type is Novation-Trade or Novation. Remaining Party must match either Trade Party 1 or Trade Party 2 124 Existing GTR 901.e.1.i N Transaction Type "The Type of Transaction being submitted, whether for a new submission or post trade event. " R Text 20 0 "New Trade Modify Amendment Error;RaisedInError (supported only on exit) Termination Backload Exercise Compression;PortfolioCompression (supported only on exit) Novation-Trade Cancel ValuationUpdate (not applicable for Snapshot Exit)" Trade 125 Existing Lifecycle 901.e.1.i N Transferee (EE) Prefix "Prefix for the value provided in the ""Transferee (EE) Value"" field " C Text 40 0 "Internal, LEI" LEI Conditional; Required when Transferee (EE) Value is populated 126 Existing Lifecycle 901.e.1.i N Transferee (EE) Value LEI of Step In Party on a Novation C Text 200 0 E57ODZWZ7FF32TWEFA76 Conditional; Required when Transaction Type is Novation-Trade. Transferee must match either Trade Party 1 or Trade Party 2 127 Existing Lifecycle 901.e.1.i N Transferor (OR) Prefix "Prefix for the value provided in the ""Transferor (OR) Value"" field " C Text 40 0 "Internal, LEI" LEI Conditional; Required when Transferor (OR) Value is populated 128 Existing Lifecycle 901.e.1.i N Transferor (OR) Value LEI of Step Out Party on a Novation C Text 200 0 E57ODZWZ7FF32TWEFA76 Conditional; Required when Transaction Type is Novation. Transferor must match either Trade Party 1 or Trade Party 2 129 Existing Secondary 901.g; 901.d.10; 901.e.2 N UTI Unique transaction Identifier assigned to a swap. R Text 200 0 ANC03032814582568647972480698046 130 Existing GTR 902.c.7 N Allocation Indicator An indication that the swap is a post-allocation or a pre-allocation swap O Text 20 0 "Pre-Allocation, Post Allocation" Pre-Allocation 131 Existing GTR 13n?5(b)(1)(iii) N Confirmation Type "Indicates if the PET or Confirmation submission is a paper document or an electronic document. ""Not Confirmed"" indicates a transaction that will not have a confirmation (i.e. internal trade)." R Text 20 0 ",Exectronic, Non-Electronic, NotConfirmed" Electronic 132 Existing GTR 13n?5(b)(1)(iii) N Data Submitter Prefix "Prefix for the value provided in the ""Data Submitter value""." R Text 40 0 LEI 133 Existing GTR 13n?5(b)(1)(iii) N Data Submitter Value The LEI for the Submitter. R Text 200 0 B4TYDEB6GKMZO031MB27 134 Existing GTR DDR required Y Action "This is a DTCC control field, which describes the action to be applied to the trade message." R Text 20 0 "New, Modify, Cancel" New 135 Existing GTR DDR required N As of Date Time This is the timestamp that the user is providing for the lifecycle event or new transaction.Denotes the business date and time of the snapshot C Text 20 0 YYYY-MM-DDTHH:MM:SSZ (UTC format) 2012-03-28T12:25:00Z This field is required only for SNAPSHOT messages This field is used by the SBSDR for sequencing to build the current state of the transaction record. 136 Existing GTR DDR required N Data Submitter Message Id This field allows a client to submit their own message ID for internal purposes. O Text 50 0 123456ABC65A 137 Existing GTR DDR required N Message Type "This field will describe the type of TR message being submitted (Confirmation, PET, Realtime, Snapshot etc.)." R Text 20 0 "RT, PET, Confirm, Snapshot, PET-Confirm, Verification" Confirm 138 Existing GTR DDR required N Party 1 Reporting Obligation This field identifies the regulator the submitter has requested the message be sent to. C Text 50 0 "SEC, SEC* " SEC Either Reporting Obligation 1 or Reporting Obligation 2 must be populated """SEC*"" is to support where SEC provides an exemption to the user for masking counterparty information for historical trades. Federal Register page 145925: ""the Commission will consider requests for exemptions from the requirement under Rule 901(i) to report the identity of a counterparty with respect to historical security-based swaps.""" 139 Existing GTR DDR required N Party 2 Reporting Obligation This field identifies the regulator the submitter has requested the message be sent to. C Text 50 0 "SEC, SEC* " SEC Either Reporting Obligation 1 or Reporting Obligation 2 must be populated """SEC*"" is to support where SEC provides an exemption to the user for masking counterparty information for historical trades. Federal Register page 145925: ""the Commission will consider requests for exemptions from the requirement under Rule 901(i) to report the identity of a counterparty with respect to historical security-based swaps.""" 140 Existing GTR DDR required N sendTo Used for routing messages to DTCC's GTR data centers. O Text 40 0 "DTCCGTR, DTCCUS, DTCCEU,DTCCSG" DTCCUS 141 Existing GTR DDR required N Submitted For Prefix The Prefix for the Submitted for Value R Text 40 0 LEI "Conditional, required if the Submitted for value is not ""both""" 142 Existing GTR DDR required N Submitted For Value The ID of the party the transaction is submitted for. R Text 200 0 "Internal, LEI" 7LTWFZYICNSX8D621K86 Valid Product IDs InterestRate:CapFloor InterestRate:CrossCurrency:Basis InterestRate:CrossCurrency:FixedFixed InterestRate:CrossCurrency:FixedFloat InterestRate:Exotic InterestRate:FRA InterestRate:IRSwap:Basis InterestRate:IRSwap:FixedFixed InterestRate:IRSwap:FixedFloat InterestRate:IRSwap:Inflation InterestRate:IRSwap:OIS InterestRate:Option:DebtOption InterestRate:Option:Swaption v1 Initial v2 removed confirmation platform id v3 removed 129 fields not currently supported in GTR for BF and DO v4 "added clearer prefix, broker id party 1/2 prefix, execution agent party 1 / 2 prefix, trade party 1/ branch prefix fields, execution venue prefix" v5 Removed Off Market Flag v5 Change Pricing Context from C to O; changed valid values. V5 Remove Branch Prefix and Value fields and replace with Branch ID Location v6 "Branch ID Location column B changed to ""New"""